UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       December 8, 2006
                                                ______________________________


                      Willow Financial Bancorp, Inc.
______________________________________________________________________________
     (Exact name of registrant as specified in its charter)



    Pennsylvania                        000-49706                 80-0034942
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



170 South Warner Road, Wayne, Pennsylvania                          19087
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code       (610) 995-1700
                                                  ____________________________



                                   N/A
______________________________________________________________________________
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
          --------------------------------------------------------------------

     On December 8, 2006, Thomas J. Sukay retired from his positions as a director of Willow Financial Bancorp, Inc. (the "Company") and its wholly owned subsidiary, Willow Financial Bank.

     Attached hereto as Exhibit 99.1 is the Company's press release announcing Mr. Sukay's retirement, dated December 8, 2006, which is incorporated by reference herein.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a) Not applicable

     (b) Not applicable

     (c) Not applicable

     (d) Exhibits

The following exhibit is filed herewith.


          Exhibit     Description
          ---------   -----------------------------------

          99.1        Press Release dated December 8, 2006





















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   WILLOW FINANCIAL BANCORP, INC.



Date:  December 12, 2006           By: /s/ Joseph T. Crowley
                                       -------------------------------
                                       Joseph T. Crowley
                                       Chief Financial Officer

































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